Exhibit 10.1

AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 1 to Executive Employment Agreement (this “Amendment”) is made and entered into effective as of June 1, 2020, by and between Montage Resources Corporation (the “Company”) and Matthew Rucker (“Executive”).

WHEREAS, the parties hereto entered into that certain Executive Employment Agreement, effective as of March 1, 2019 (the “Agreement”);

WHEREAS, effective as of June 1, 2020, Executive has been appointed as the Company’s Executive Vice President and Chief Operating Officer; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Section 1 of the Agreement is hereby amended by deleting the phrase “Executive Vice President, Resource Planning and Development” and replacing it with the phrase “Executive Vice President and Chief Operating Officer.”

2.Except as specifically set forth herein, the Agreement and all of its terms and conditions remain in full force and effect and the Agreement is hereby ratified and confirmed in all respects, except that on and after the effective date of this Amendment all references in the Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import shall mean the Agreement as amended by this Amendment.

3.This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

4.This Amendment is entered into under, and governed for all purposes by, the laws of the State of Texas, without regard to conflicts of laws principles thereof.  With respect to any claims, legal proceedings or litigation arising in connection with this Amendment, the parties hereto hereby consent to the exclusive jurisdiction, forum and venue of the state and federal courts, as applicable, located in Dallas County, Texas.

5.This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

MONTAGE RESOURCES CORPORATION

By:  /s/ John K. Reinhart

Name:John K. Reinhart

Title:President and Chief Executive Officer

EXECUTIVE

By:/s/ Matthew Rucker

Name:Matthew Rucker